UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2010 (August 2, 2010)

ACADIA PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 SORRENTO VALLEY BOULEVARD
SAN DIEGO, CALIFORNIA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 558-2871

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 2, 2010, ACADIA Pharmaceuticals Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market notifying the Company that it does not comply with the minimum $50,000,000 market value of listed securities (“MVLS”) requirement for continued listing on The Nasdaq Global Market set forth in Marketplace Rule 5450(b)(2)(A).

Nasdaq stated in its letter that, in accordance with Marketplace Rule 5810(c)(3)(C), the Company has been provided a grace period of 180 calendar days, or until January 31, 2011, to regain compliance. During this period, compliance will be regained if the Company’s MVLS closes at $50,000,000 or more for a minimum of 10 consecutive business days or the Company reports stockholders’ equity of $10,000,000 or more.

The notification from Nasdaq does not impact the listing of the Company’s common stock at this time and the Company’s common stock will continue to trade on The Nasdaq Global Market under the symbol “ACAD” during the grace period.

In the event that the Company does not regain compliance by January 31, 2011, Nasdaq will provide the Company with written notice that its securities are subject to delisting. If the Company is unable to regain compliance with the listing requirement prior to January 31, 2011, the Company could apply to transfer its common stock to The Nasdaq Capital Market, provided that it satisfies the requirement for continued listing on that market, or could appeal the decision to a Nasdaq Listing Qualifications Panel. In the event of an appeal, the Company’s securities would remain listed on The Nasdaq Global Market pending a decision by the panel following the hearing. There can be no assurance that, if the Company does appeal a delisting determination, such appeal would be successful.

Forward-Looking Statements

Certain statements in this report that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements relating to future actions that may be taken by the Company and future trading of the Company’s stock. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including changes in market conditions or the Company’s business. For a discussion of these and other factors, please refer to the Company’s annual report on Form 10-K for the year ended December 31, 2009 as well as other subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

	By:	/S/ GLENN F. BAITY
Date: August 5, 2010		Glenn F. Baity
Vice President, General Counsel, and Secretary

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